UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

SCHEDULE 14A INFORMATION

PROXY STATEMENT PURSUANT TO SECTION 14(a) OF THE

SECURITIES EXCHANGE ACT OF 1934

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☐	Preliminary Proxy Statement
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☐	Definitive Proxy Statement
☒	Definitive Additional Materials
☐	Soliciting Material Pursuant to §240.14a-12

TICC CAPITAL CORP.

(Name of Registrant as Specified In Its Charter)

TPG Specialty Lending, Inc.

(Name of Person(s) Filing Proxy Statement, if other than the Registrant)

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On August 22, 2016, TPG Specialty Lending, Inc. issued the following press release:

Leading Independent Industry Experts Support TPG Specialty Lending, Inc.’s Call For Change at TICC Capital Corp.

Prominent Independent Proxy Advisory Firms for Stockholders ISS and Glass Lewis Support TSLX’s Proposals to Terminate TICC’s External Adviser’s Advisory Contract and Elect TSLX’s Nominee T. Kelley Millet to the TICC Board

Top Independent Equity Analysts Agree That TICC Has Consistently Underperformed and Failed Stockholders

A New External Adviser and Fresh Perspective on the TICC Board Could Unlock Significant Value for Stockholders and Protect Stockholders From TICC’s Concerning Actions and Past Performance

TICC Stockholders Are Encouraged to Listen to Independent Voices And Vote the GOLD Proxy Card in Favor of TSLX’s Proposals at TICC’s 2016 Annual Meeting on September 2, 2016

NEW YORK—(BUSINESS WIRE)—TPG Specialty Lending, Inc. (“TSLX”; NYSE:TSLX), a specialty finance company focused on lending to middle-market companies, today issued a letter to TICC Capital Corp.’s (“TICC”; NASDAQ: TICC) stockholders encouraging them to consider the recommendations of leading, independent industry experts including the proxy advisory firms for stockholders, Institutional Shareholder Services Inc. (“ISS”) and Glass, Lewis & Co. (“Glass Lewis”), that have expressed concerns with TICC’s actions and underperformance. Please click here to view the full letter: http://www.changeticcnow.com/content/uploads/2016/08/Leading-Independent-Industry-Experts-Support-Call-for-Change-at-TICC.pdf

TSLX encourages TICC stockholders to call TSLX directly to talk with a fellow stockholder about TSLX’s campaign for change and how it could benefit the true owners of TICC. Under Maryland law, TICC is not obligated to provide TSLX with a list of stockholders and to date TICC has declined to provide TSLX with such a list, thus prohibiting TSLX from contacting stockholders directly.

In the letter, TSLX notes that ISS and Glass Lewis have recommended in favor of TSLX’s proposals to terminate TICC’s external adviser’s advisory contract and elect TSLX’s nominee T. Kelley Millet to the TICC Board of Directors. In addition, independent equity analysts agree that stockholders have suffered far too long from TICC’s mismanagement and misalignment with stockholders’ best interests.

The letter also urges stockholders to protect their investment in TICC by signing and returning the GOLD proxy card FOR the termination of the investment advisory agreement between TICC and its external adviser and FOR the election of TSLX’s highly-qualified and independent nominee, T. Kelley Millet, to TICC’s Board of Directors at the upcoming annual meeting scheduled for September 2, 2016.

TSLX’s proxy materials are also available through the SEC’s website and at www.changeTICCnow.com.

About TPG Specialty Lending

TPG Specialty Lending, Inc. (“TSLX” or the “Company”) is a specialty finance company focused on lending to middle-market companies. The Company seeks to generate current income primarily in U.S.-domiciled middle-market companies through direct originations of senior secured loans and, to a lesser extent, originations of mezzanine loans and investments in corporate bonds and equity securities. The Company has elected to be regulated as a business development company, or BDC, under the Investment Company Act of 1940 and the rules and regulations promulgated thereunder. TSLX is externally managed by TSL Advisers, LLC, a Securities and Exchange Commission registered investment adviser. TSLX leverages the deep investment, sector, and operating resources of TPG Special Situations Partners, the dedicated special situations and credit platform of TPG, with over $16 billion of assets under management as of March 31, 2016, and the broader TPG platform, a global private investment firm with over $74 billion of assets under management as of March 31, 2016. For more information, visit the Company’s website at www.tpgspecialtylending.com.

Forward-Looking Statements

Information set forth herein may contain forward-looking statements, including, but not limited to, statements with regard to the expected future financial position, results of operations, cash flows, dividends, portfolio, financing plans, business strategy, budgets, capital expenditures, competitive positions, growth opportunities, plans and objectives of management of TICC Capital Corp. (“TICC”), statements with regard to the expected future financial position, results of operations, cash flows, dividends, portfolio, financing plans, business strategy, budgets, capital expenditures, competitive positions, growth opportunities, plans and objectives of management of TPG Specialty Lending, Inc. (“TSLX”), and statements with regard to TSLX’s proposed business combination transaction with TICC (including any financing required in connection with a possible transaction and the benefits, results, effects and timing of a possible transaction). Statements set forth herein concerning the business outlook or future economic performance, anticipated profitability, revenues, expenses, dividends or other financial items, and product or services line growth of TSLX, TICC and/or the combined businesses of TSLX and TICC, including, but not limited to, statements containing words such as “anticipate,” “approximate,” “believe,” “plan,” “estimate,” “expect,” “project,” “could,” “would,” “should,” “will,” “intend,” “may,” “potential,” “upside” and other similar expressions, together with other statements that are not historical facts, are forward-looking statements that are estimates reflecting the best judgment of TSLX based upon currently available information.

Such forward-looking statements are inherently uncertain, and stockholders and other potential investors must recognize that actual results may differ materially from TSLX’s expectations as a result of a variety of factors including, without limitation, those discussed below. Such forward-looking statements are based upon TSLX’s current expectations and include known and unknown risks, uncertainties and other factors, many of which TSLX is unable to predict or control, that may cause TSLX’s plans with respect to TICC or the actual results or performance of TICC, TSLX or TICC and TSLX on a combined basis to differ materially from any plans, future results or performance expressed or implied by such forward-looking statements. These statements involve risks, uncertainties and other factors discussed below and detailed from time to time in TSLX’s filings with the Securities and Exchange Commission (“SEC”).

Risks and uncertainties related to a possible transaction include, among others, uncertainty as to whether TSLX will further pursue, enter into or consummate a transaction on the terms set forth in its proposal or on other terms, uncertainty as to whether TICC’s board of directors will engage in good faith, substantive discussions or negotiations with TSLX concerning its proposal or any other possible transaction, potential adverse reactions or changes to business relationships resulting from the announcement or completion of a transaction, uncertainties as to the timing of a transaction, adverse effects on TSLX’s stock price resulting from the announcement or consummation of a transaction or any failure to complete a transaction, competitive responses to the announcement or consummation of a transaction, the risk that regulatory or other approvals and any financing required in connection with the consummation of a transaction are not obtained or are obtained subject to terms and conditions that are not anticipated, costs and difficulties related to a potential integration of TICC’s businesses and operations with TSLX’s businesses and operations, the inability to obtain, or delays in obtaining, cost savings and synergies from a transaction, unexpected costs, liabilities, charges or expenses resulting from a transaction, litigation relating to a transaction, the inability to retain key personnel, and any changes in general economic and/or industry specific conditions.

In addition to these factors, other factors that may affect TSLX’s plans, results or stock price are set forth in TSLX’s Annual Report on Form 10-K and in its reports on Forms 10-Q and 8-K.

Many of these factors are beyond TSLX’s control. TSLX cautions investors that any forward-looking statements made by TSLX are not guarantees of future performance. TSLX disclaims any obligation to update any such factors or to announce publicly the results of any revisions to any of the forward-looking statements to reflect future events or developments.

Third Party-Sourced Statements and Information

Certain statements and information included herein have been sourced from third parties. TSLX does not make any representations regarding the accuracy, completeness or timeliness of such third party statements or information. Except as expressly set forth herein, permission to cite such statements or information has neither been sought nor obtained from such third parties. Any such statements or information should not be viewed as an indication of support from such third parties for the views expressed herein. All information in this communication regarding TICC, including its businesses, operations and financial results, was obtained from public sources. While TSLX has no knowledge that any such information is inaccurate or incomplete, TSLX has not verified any of that information. TSLX reserves the right to change any of its opinions expressed herein at any time as it deems appropriate. TSLX disclaims any obligation to update the data, information or opinions contained herein.

Proxy Solicitation Information

In connection with TSLX’s solicitation of proxies for the 2016 annual meeting of TICC stockholders in favor of (a) the election of TSLX’s nominee to serve as a director of TICC and (b) TSLX’s proposal to terminate the Investment Advisory Agreement, dated as of July 1, 2011, by and between TICC and TICC Management, LLC, as contemplated by Section 15(a) of the Investment Company Act of 1940, as amended, TSLX filed an amended definitive proxy statement in connection therewith on Schedule 14A with the SEC on July 14, 2016 (the “TSLX Proxy Statement”). TSLX has mailed the TSLX Proxy Statement and accompanying GOLD proxy card to stockholders of TICC. This communication is not a substitute for the TSLX Proxy Statement.

TSLX STRONGLY ADVISES ALL STOCKHOLDERS OF TICC TO READ THE TSLX PROXY STATEMENT AND THE OTHER PROXY MATERIALS AS THEY BECOME AVAILABLE BECAUSE THEY CONTAIN IMPORTANT INFORMATION. SUCH TSLX PROXY MATERIALS ARE AND WILL BECOME AVAILABLE AT NO CHARGE ON THE SEC’S WEB SITE AT HTTP://WWW.SEC.GOV AND ON TSLX’S WEBSITE AT HTTP://WWW.TPGSPECIALTYLENDING.COM. IN ADDITION, TSLX WILL PROVIDE COPIES OF THE TSLX PROXY STATEMENT WITHOUT CHARGE UPON REQUEST. REQUESTS FOR COPIES SHOULD BE DIRECTED TO TSLX’S PROXY SOLICITOR AT TPG@MACKENZIEPARTNERS.COM.

The participants in the solicitation are TSLX and T. Kelley Millet, and certain of TSLX’s directors and executive officers may also be deemed to be participants in the solicitation. As of the date hereof, TSLX beneficially owned 1,633,719 shares of common stock of TICC. As of the date hereof, Mr. Millet did not directly or indirectly beneficially own any shares of common stock of TICC.

Security holders may obtain information regarding the names, affiliations and interests of TSLX’s directors and executive officers in TSLX’s Annual Report on Form 10-K for the year ended December 31, 2015, which was filed with the SEC on February 24, 2016, its proxy statement for the 2016 annual meeting of TSLX stockholders, which was filed with the SEC on April 8, 2016, and certain of its Current Reports on Form 8-K. These documents can be obtained free of charge from the sources indicated above. Additional information regarding the interests of these participants in the proxy solicitation and a description of their direct and indirect interests, by security holdings or otherwise, is available in the TSLX Proxy Statement and other relevant materials to be filed with the SEC (if and when available).

This document shall not constitute an offer to sell, buy or exchange or the solicitation of an offer to sell, buy or exchange any securities, nor shall there be any sale of securities in any jurisdiction in which such offer, solicitation or sale would be unlawful prior to registration or qualification under the securities laws of any such jurisdiction. No offering of securities shall be made except by means of a prospectus meeting the requirements of Section 10 of the Securities Act of 1933, as amended.

Contacts

For TPG Specialty Lending:

Investors

Lucy Lu, 212-601-4753

llu@tpg.com

or

MacKenzie Partners, Inc.

Charlie Koons, 800-322-2885

tpg@mackenziepartners.com

or

Media

Luke Barrett, 212-601-4752

lbarrett@tpg.com

or

Abernathy MacGregor

Tom Johnson or Dan Scorpio, 212-371-5999

tbj@abmac.com / dps@abmac.com

August 22, 2016
Fellow TICC Stockholders:
We are writing to you on behalf of TPG Specialty Lending, Inc. (“TSLX”), the largest single stockholder of TICC Capital Corp. (“TICC” or the “Company”). Many independent experts have overwhelmingly expressed concerns with TICC’s actions and underperformance and have urged stockholders to support our campaign for change.
We encourage stockholders to consider that Institutional Shareholder Services Inc. (“ISS”)
and Glass, Lewis & Co. (“Glass Lewis”), two leading independent proxy advisory firms for stockholders, have strongly recommended that stockholders vote FOR the TSLX proposal to terminate the external adviser’s advisory contract and FOR the election TSLX’s nominee, T.
Kelley Millet, to the TICC Board of Directors. In addition, numerous independent analysts have spoken out against TICC’s misalignment with the best interests of its stockholders.
It is your right as a stockholder to vote for change at TICC. VOTE THE ENCLOSED
GOLD CARD NOW to protect your investment and end more than a decade of failure at TICC.
We urge you to vote today to elect our highly qualified and independent nominee, T. Kelley
Millet, to TICC’s Board of Directors and to terminate the investment advisory agreement between TICC and its external adviser at TICC’s 2016 annual meeting scheduled for
September 2, 2016.
Remember, stockholders have the right, under the Investment Company Act of 1940, as amended, to terminate the external adviser’s contract without the payment of any penalty or premium by stockholders.
Sincerely,
TPG Specialty Lending, Inc.
Joshua Easterly
Chairman and Co-Chief Executive Officer
Michael Fishman
Co-Chief Executive Officer
PROTECT YOUR INVESTMENT. VOTE THE GOLD CARD TODAY TO END A DECADE OF
FAILURE AT TICC. YOUR VOTE COUNTS. VOTING INFORMATION CAN BE FOUND AT
WWW.CHANGETICCNOW.COM

LISTEN TO INDEPENDENT EXPERTS—STOCKHOLDER ADVISORS
SUPPORT THE NEED FOR CHANGE.
WHAT ISS SAID ABOUT TICC
“TICC has delivered negative TSR and
underperformed peers and the index over
the past five years . . . As such, terminating
the current advisor appears to be in the
best interest of TICC shareholders.”
“The board’s point that most of the decline
in NAV per share was a result of ‘short term’
volatility in its investments represents
a very weak argument as the recent three year
decline in the value of its NAV per
share can hardly be called
‘short-term.’”
“To the extent shareholders have a risk
here . . . [it] would be the current
director’s unwillingness to fulfill (sic) their
responsibilities to shareholders . . . [I]t is
not, however, a compelling reason for
shareholders to resign themselves to
perpetuating the core problematic continuing
with an advisor whose performance over
half a decade has been demonstrably
disappointing.”
- ISS proxy advisory report, Aug. 17, 2016
WHAT GLASS-LEWIS SAID ABOUT
TICC
“[W]e see little reason for investors to
support retention of the Adviser at this
time.”
“TICC’s NAV under the Adviser has contracted
fully 52.2% from 1Q2004 to 2Q2016,
representing a crushing loss in value.”
“[W]e are concerned management is
continuing to pay NAV-damaging
distributions to project confidence in a
mediocre advisory arrangement and . . .
secure votes from investors focused on TICC’s
dividend policy.”
“[O]perating under the Adviser’s guidance
[TICC] has consistently posted laggard
returns relative to its BDC peers . . .. and
dramatically eroded the Company’s NAV
through a cumbersome strategic shift and a
mathematically unsupportable distribution
program.”
- Glass Lewis proxy advisory report, Aug. 19, 2016
PROTECT YOUR INVESTMENT. VOTE THE GOLD CARD TODAY TO END A DECADE OF
FAILURE AT TICC. YOUR VOTE COUNTS. VOTING INFORMATION CAN BE FOUND AT
WWW.CHANGETICCNOW.COM

TOP INDEPENDENT EQUITY ANALYSTS AGREE TICC HAS
CONSISTENTLY UNDERPERFORMED AND FAILED STOCKHOLDERS.
“When a BDC management team
underperforms this much . . . we
believe shareholders won’t simply be
satisfied with a very small
management ‘pay cut.’ In our view,
the path that likely realizes the most
shareholder value for investors rests in
either (1) a sale to another BDC and/or
(2) a full blown liquidation and return
of capital.”
- Wells Fargo, Mar. 18, 2016
“[T]here is still a substantial difference
between GAAP net investment income
and the dividend, which we view as
not sustainable long-term . . .
[M]anagement’s current refusal to
engage with certain activists on issues
that could result in immediate benefit
to existing shareholders leaves us
concerned.”
- Barclays, Aug. 8, 2016
“[T]he combination of: 1) scrutiny over
the valuation of TICC’s assets, 2)
restrictions from the 1940 Investment
Company Act, and 3) an entrenched
management team and board may not
yield a constructive outcome for
Investors.”
- JMP, April 22, 2016
“It appears that management and the
Board appears unwilling to explore
other alternatives to unlock value for
shareholders (i.e. replacing the existing
manager), other than restarting its
direct origination platform, which
doesn’t seem likely to materially
improve returns any time soon.”
- Barclays, May 4, 2016
PROTECT YOUR INVESTMENT. VOTE THE GOLD CARD TODAY TO END A DECADE OF
FAILURE AT TICC. YOUR VOTE COUNTS. VOTING INFORMATION CAN BE FOUND AT
WWW.CHANGETICCNOW.COM

TPG SPECIALTY LENDING

VOTE TODAY: TERMINATING THE EXTERNAL ADVISER'S ADVISORY CONTRACT COULD UNLOCK SIGNIFICANT VALUE FOR STOCKHOLDERS.

Your History with TICC		Opportunity for improved results?
-193% underperformance since inception vs. BDC Composite[1]	**PERFORMANCE**	**YES** In 2016 stockholders missed out on 10.5% of additional total returns achieved by an average BDC manager.
487 out of 506 days over the past two years trading below NAV	**TRADING DISCOUNT TO NAV**	**YES** A new external adviser could eliminate the current discount to NAV gap, potentially generating $43.8mm for stockholders.[2]
Since 2012, for every $1.00 of Total Economics generated, stockholders paid $0.89 of Total Fees and Expenses[3]	**FEES**	**YES** We believe the search for an external adviser will be competitive and produce improved performance and a proper fee structure.

Source: Bloomberg, Company Filings. Market data as of August 4, 2016.

(1) BDC Composite comprised of ACAS, AINV, ARCC, BKCC, FSC, GBDC, HTGC, MAIN, MCC, NMFC, PNNT, PSEC, SLRC, TCAP, and TCRD.

(2) Based on NAV of 0.87x, 51.48mm shares outstanding, and share price of $5.70 on August 4, 2016.

(3) Total Economics defined as Economic Profit + Stockholder Value Gained / (Lost) due to change in Premium / (Discount) to Average NAV. Stockholder Value Gained / (Lost) due to change in Premium / (Discount) to Average NAV calculated as the change in premium (or discount) to NAV per share between the close of the trading day following the filing of 12/31/2011 financial statements and the close of the trading day following the release of 6/30/2016 financial statements multiplied by the average NAV between those trading days (calculated as shares outstanding on such trading day multiplied by the then-most recently reported NAV per share). See Appendix A for a reconciliation to the most recent comparable financial measures presented in accordance with GAAP.

PROTECT YOUR INVESTMENT. VOTE THE GOLD CARD TODAY TO END A DECADE OF FAILURE AT TICC. YOUR VOTE COUNTS. VOTING INFORMATION CAN BE FOUND AT WWW.CHANGETICCNOW.COM

TICC IS ONLY CALLING YOU TO SAVE THEIR JOBS. CALL US INSTEAD TO
HEAR FROM A FELLOW STOCKHOLDER WHO SHARES YOUR INTERESTS
The playing field isn’t level; under Maryland law TICC is not obligated to provide TSLX with a list of stockholders. They have to date declined to provide us with a list. Don’t let them benefit from this. Call us to hear directly why you should support our efforts.
What TICC will
tell you
Our NAV increased
slightly quarter over
quarter
We are pursuing a new
investment strategy and
exiting CLO investments
We installed a best-in-class
fee waiver
We appointed an
independent chairman
The reality
Listen to independent experts.
NAV has declined by 52% since
TICC’s IPO. TICC stock continues
to trade at a 13% discount to
NAV.
In 2Q2016 TICC reported a
meaningful increase in the
proportion of the portfolio held in
CLO equity investments. Now 32%
of the total investment portfolio at
fair value.
Despite realized losses of $7.3
million in 2Q2016, TICC still took
an incentive fee of $1.2 million.
TICC’s new “independent”
Chairman is Steven Novak, who
has served on the Board for more
than 12 years and received $1.0
million in Board-related
compensation.
How it harms you
One quarter’s performance is
not indicative of a true
turnaround for stockholders
after a decade of failure.
This failed strategy has
contributed to NAV destruction
of 33% since June 30, 2014.
TICC’s fee structure is
approximately 265% higher
than its comparable peer BDCs.
Mr. Novak led the failed
transaction in 2015 where
insiders stood to receive
substantial sums. This resulted
in a judge finding that TICC
likely violated securities laws
and misled stockholders.
Source: Bloomberg, Company Filings. Market data as of August 4, 2016.
PROTECT YOUR INVESTMENT. VOTE THE GOLD CARD TODAY TO END A DECADE OF
FAILURE AT TICC. YOUR VOTE COUNTS. VOTING INFORMATION CAN BE FOUND AT
WWW.CHANGETICCNOW.COM

INDEPENDENT PROXY ADVISORY FIRMS QUESTION MANAGEMENT’S
ACTIONS AND RECOMMEND T. KELLEY MILLET FOR TICC’S BOARD.
ISS and Glass Lewis have recognized that TICC’s Board of Directors has presided over a decade of failed performance and concerning governance.
“[T]he board failed to take action while overseeing five years of TICC underperformance, which by itself signals that change is needed at the board level. Moreover, the long tenure of this board, with each of its five members having served for 13 years as directors, suggests that the company should welcome fresh perspectives to the board. As such, there seems to be a compelling case that change is warranted at this time.”—ISS proxy advisory report, Aug. 17,
2016
“[W]e believe the sitting board, unaltered from TICC’s 2003 IPO, has plainly established itself as dubiously trustworthy and willing to sacrifice broader investor interests in the service of arrangements that principally benefit Company insiders.”—Glass Lewis proxy advisory report,
Aug. 19, 2016
The election of TSLX’s independent nominee T. Kelley Millet to TICC’s
Board is strongly supported by leading proxy advisory firms.
“As [TSLX] has made a compelling case that change in the board level is warranted, a vote FOR the [TSLX] nominee is warranted . . . [A]s an outsider [Millet] will be able to bring new perspectives to this long tenured board.”—ISS proxy advisory report, Aug. 17, 2016
“[W]e consider the appointment of Mr. Millet affords important benefits above and beyond his financial expertise, most notably with respect to his ability to immediately inject a fresh, outside perspective and a willingness to thoughtfully evaluate TICC’s present circumstances . . . [W]e consider the election of Mr. Millet represents a more favorable outcome for unaffiliated investors by a wide margin.”—Glass Lewis proxy advisory report, Aug. 19, 2016
PROTECT YOUR INVESTMENT. VOTE THE GOLD CARD TODAY TO END A DECADE OF
FAILURE AT TICC. YOUR VOTE COUNTS. VOTING INFORMATION CAN BE FOUND AT
WWW.CHANGETICCNOW.COM

VOTE TODAY: T. KELLEY MILLET WILL BRING CHANGE AND A NEW,
INDEPENDENT PERSPECTIVE TO THE TICC BOARD OF DIRECTORS.
Mr. Millet will work to improve
TICC’s performance by actively
engaging other TICC Board members
in a full discussion of the issues
facing TICC in order to effect
positive change for the benefit of stockholders.
Mr. Millet has significant experience
as a CEO, senior credit executive and
director, and will bring proven
leadership to TICC.
Mr. Millet’s independent
leadership will significantly benefit
TICC’s long-suffering stockholders.
T. Kelley Millet has more than 30 years of experience across the financial sector – including broad credit industry experience.
•? Throughout his career he has demonstrated a strong commitment to sound corporate governance and stockholder alignment.
•? He brings deep origination experience, having originated secured bank loans, private placements, asset backed securities and agency mortgages.

•? In his career, he has been responsible for valuation and marks across all fixed income asset classes.
PROTECT YOUR INVESTMENT. VOTE THE GOLD CARD TODAY TO END A DECADE OF FAILURE AT TICC. YOUR VOTE COUNTS. VOTING INFORMATION CAN BE FOUND AT WWW.CHANGETICCNOW.COM

If you have any questions concerning this leer OR HOW TO VOTE, please call MacKenzie Partners, Inc. at one of the phone numbers listed below.
105 Madison Avenue
New York, NY 10016 (212) 929-5500 (call collect)
or
TOLL-FREE (800) 322-2885
TPG@mackenziepartners.com
About TPG Specialty Lending
TPG Specialty Lending, Inc. (“TSLX” or the “Company”) is a specialty finance company focused on lending to middle-market companies. The Company seeks to generate current income primarily in U.S.-domiciled middle-market companies through direct originations of senior secured loans and, to a lesser extent, originations of mezzanine loans and investments in corporate bonds and equity securities. The Company has elected to be regulated as a business development company, or BDC, under the Investment Company Act of 1940 and the rules and regulations promulgated there under. TSLX is externally managed by TSL Advisers, LLC, a Securities and Exchange Commission registered investment adviser. TSLX leverages the deep investment, sector, and operating resources of TPG Special Situations Partners, the dedicated special situations and credit platform of TPG, with over $16 billion of assets under management as of March 31, 2016, and the broader TPG platform, a global private investment firm with over $74 billion of assets under management as of March 31, 2016. For more information, visit the Company’s website at www.tpgspecialtylending.com.
Forward-Looking Statements
Information set forth herein may contain forward-looking statements, including, but not limited to, statements with regard to the expected future financial position, results of operations, cash flows, dividends, portfolio, financing plans, business strategy, budgets, capital expenditures, competitive positions, growth opportunities, plans and objectives of management of TICC Capital Corp. (“TICC”), statements with regard to the expected future financial position, results of operations, cash flows, dividends, portfolio, financing plans, business strategy, budgets, capital expenditures, competitive positions, growth opportunities, plans and objectives of management of TPG Specialty Lending, Inc. (“TSLX”), and statements with regard to TSLX’s proposed business combination transaction with TICC (including any
PROTECT YOUR INVESTMENT. VOTE THE GOLD CARD TODAY TO END A DECADE OF FAILURE AT TICC. YOUR VOTE COUNTS. VOTING INFORMATION CAN BE FOUND AT WWW.CHANGETICCNOW.COM

financing required in connection with a possible transaction and the benefits, results, effects and timing of a possible transaction). Statements set forth herein concerning the business outlook or future economic performance, anticipated profitability, revenues, expenses, dividends or other financial items, and product or services line growth of TSLX, TICC and/or the combined businesses of TSLX and TICC, including, but not limited to, statements containing words such as anticipate,” “approximate,” “believe,” “plan,” “estimate,” “expect,” “project,” “could,” “would,” “should,” “will,”
“intend,” “may,” “potential,” “upside” and other similar expressions, together with other statements that are not historical facts, are forward-looking statements that are estimates reflecting the best judgment of TSLX based upon currently available information.
Such forward-looking statements are inherently uncertain, and stockholders and other potential investors must recognize that actual results may differ materially from TSLX’s expectations as a result of a variety of factors including, without limitation, those discussed below. Such forward-looking statements are based upon TSLX’s current expectations and include known and unknown risks, uncertainties and other factors, many of which TSLX is unable to predict or control, that may cause TSLX’s plans with respect to TICC or the actual results or performance of TICC, TSLX or TICC and
TSLX on a combined basis to differ materially from any plans, future results or performance expressed or implied by such forward-looking statements. These statements involve risks, uncertainties and other factors discussed below and detailed from time to time in TSLX’s filings with the Securities and Exchange Commission (“SEC”).
Risks and uncertainties related to a possible transaction include, among others, uncertainty as to whether TSLX will further pursue, enter into or consummate a transaction on the terms set forth in its proposal or on other terms, uncertainty as to whether TICC’s board of directors will engage in good faith, substantive discussions or negotiations with TSLX concerning its proposal or any other possible transaction, potential adverse reactions or changes to business relationships resulting from the announcement or completion of a transaction, uncertainties as to the timing of a transaction, adverse effects on TSLX’s stock price resulting from the announcement or consummation of a transaction or any failure to complete a transaction, competitive responses to the announcement or consummation of a transaction, the risk that regulatory or other approvals and any financing required in connection with the consummation of a transaction are not obtained or are obtained subject to terms and conditions that are not anticipated, costs and difficulties related to a potential integration of TICC’s businesses and operations with TSLX’s businesses and operations, the inability to obtain, or delays in obtaining, cost savings and synergies from a transaction, unexpected costs, liabilities, charges or expenses resulting from a transaction, litigation relating to a transaction, the inability to retain key personnel, and any changes in general economic and/or industry specific conditions.
In addition to these factors, other factors that may affect TSLX’s plans, results or stock price are set forth in TSLX’s
Annual Report on Form 10-K and in its reports on Forms 10-Q and 8-K.
Many of these factors are beyond TSLX’s control. TSLX cautions investors that any forward-looking statements made by
TSLX are not guarantees of future performance. TSLX disclaims any obligation to update any such factors or to announce publicly the results of any revisions to any of the forward-looking statements to reflect future events or developments.
Third Party-Sourced Statements and Information
Certain statements and information included herein have been sourced from third parties. TSLX does not make any representations regarding the accuracy, completeness or timeliness of such third party statements or information.
Except as expressly set forth herein, permission to cite such statements or information has neither been sought nor obtained from such third parties. Any such statements or information should not be viewed as an indication of support from such third parties for the views expressed herein.
PROTECT YOUR INVESTMENT. VOTE THE GOLD CARD TODAY TO END A DECADE OF
FAILURE AT TICC. YOUR VOTE COUNTS. VOTING INFORMATION CAN BE FOUND AT
WWW.CHANGETICCNOW.COM

All information in this communication regarding TICC, including its businesses, operations and financial results, was obtained from public sources. While TSLX has no knowledge that any such information is inaccurate or incomplete, TSLX has not verified any of that information. TSLX reserves the right to change any of its opinions expressed herein at any time as it deems appropriate. TSLX disclaims any obligation to update the data, information or opinions contained herein.
Proxy Solicitation Information
In connection with TSLX’s solicitation of proxies for the 2016 annual meeting of TICC stockholders in favor of (a) the election of TSLX’s nominee to serve as a director of TICC and (b) TSLX’s proposal to terminate the Investment Advisory
Agreement, dated as of July 1, 2011, by and between TICC and TICC Management, LLC, as contemplated by Section 15(a)
of the Investment Company Act of 1940, as amended, TSLX filed an amended definitive proxy statement in connection therewith on Schedule 14A with the SEC on July 14, 2016 (the “TSLX Proxy Statement”). TSLX has mailed the TSLX Proxy
Statement and accompanying GOLD proxy card to stockholders of TICC. This communication is not a substitute for the
TSLX Proxy Statement.
TSLX STRONGLY ADVISES ALL STOCKHOLDERS OF TICC TO READ THE TSLX PROXY STATEMENT AND THE OTHER PROXY
MATERIALS AS THEY BECOME AVAILABLE BECAUSE THEY CONTAIN IMPORTANT INFORMATION. SUCH TSLX PROXY
MATERIALS ARE AND WILL BECOME AVAILABLE AT NO CHARGE ON THE SEC’S WEB SITE AT HTTP://WWW.SEC.GOV AND
ON TSLX’S WEBSITE AT HTTP://WWW.TPGSPECIALTYLENDING.COM. IN ADDITION, TSLX WILL PROVIDE COPIES OF THE
TSLX PROXY STATEMENT WITHOUT CHARGE UPON REQUEST. REQUESTS FOR COPIES SHOULD BE DIRECTED TO TSLX’S
PROXY SOLICITOR AT TPG@MACKENZIEPARTNERS.COM.
The participants in the solicitation are TSLX and T. Kelley Millet, and certain of TSLX’s directors and executive officers may also be deemed to be participants in the solicitation. As of the date hereof, TSLX beneficially owned 1,633,719 shares of common stock of TICC. As of the date hereof, Mr. Millet did not directly or indirectly beneficially own any shares of common stock of TICC.
Security holders may obtain information regarding the names, affiliations and interests of TSLX’s directors and executive officers in TSLX’s Annual Report on Form 10-K for the year ended December 31, 2015, which was filed with the SEC on
February 24, 2016, its proxy statement for the 2016 annual meeting of TSLX stockholders, which was filed with the SEC on April 8, 2016, and certain of its Current Reports on Form 8-K. These documents can be obtained free of charge from the sources indicated above. Additional information regarding the interests of these participants in the proxy solicitation and a description of their direct and indirect interests, by security holdings or otherwise, is available in the TSLX Proxy
Statement and other relevant materials to be filed with the SEC (if and when available).
This document shall not constitute an offer to sell, buy or exchange or the solicitation of an offer to sell, buy or exchange any securities, nor shall there be any sale of securities in any jurisdiction in which such offer, solicitation or sale would be unlawful prior to registration or qualification under the securities laws of any such jurisdiction. No offering of securities shall be made except by means of a prospectus meeting the requirements of Section 10 of the Securities Act of 1933, as amended.
PROTECT YOUR INVESTMENT. VOTE THE GOLD CARD TODAY TO END A DECADE OF
FAILURE AT TICC. YOUR VOTE COUNTS. VOTING INFORMATION CAN BE FOUND AT
WWW.CHANGETICCNOW.COM

Reconciliation of Certain Non-GAAP Financial Measures – Ratio of Stockholder Fees
and Expenses to Total Economics
• Fees as a portion of Total Economics of your investment, as set forth in this Proxy Statement, may be considered a non-GAAP financial measure. TSLX provides this information to stockholders because TSLX believes it enhances stockholders’ understanding of the relative costs stockholders bear in relation to the assets generated by operations of TICC and comparable companies included in the BDC Composite as defined above, respectively. Non-GAAP financial measures should not be considered in isolation from, or as a substitute for, financial information presented in compliance with GAAP, and non-GAAP financial measures as used by TSLX may not be comparable to similarly titled amounts used by other companies.
• Total Economics = Economic Profit + Stockholder Value Gained / (Lost) due to the Change in Premium /
(Discount) to Average NAV
• Economic Profit = Increase in Net Assets Resulting from Operations + Total Stockholder Fees & Expenses
• Stockholder Value Gained / (Lost) Due to the Change in Premium / (Discount) to Average NAV calculated as the change in premium (or discount) to NAV per share between the close of the trading day following the filing of 12/31/2011 financial statements and the close of the trading day following the release of
6/30/2016 financial statements multiplied by the average NAV between those trading days (calculated as shares outstanding on such trading day multiplied by the then-most recently reported NAV per share).
• The table that follows illustrates the reconciliation of the net increase in net assets resulting from operations since 2012 to Economic Profit and the calculation of the ratio of Total Stockholder Fees and
Expenses to Total Economics for TICC.
• TSLX believes that Total Stockholder Fees and Expenses and Total Economics for each company in the
BDC Composite was calculated on a substantially equivalent basis to the methodology shown for TICC.
• For companies that reported management or incentive fee waivers in the periods subsequent to
12/31/2011, including AINV, FSC and NMFC, which are included in the BDC Composite, Total
Stockholder Fees & Expenses and Economic Profit are calculated pro forma as if (i) the fee waivers had not been applied and (ii) the corresponding reduction in pre-incentive fee net investment income resulted in a reduction in incentive fees (calculated by multiplying the amount of management fees waived by the incentive fee rate for each company). No pro forma adjustments were made to NAV per share in the calculation of Stockholder Value Gained / (Lost) Due to Change in Premium / (Discount) to Average NAV.
• The following page illustrates the calculation of the Ratio of Total Stockholder Fees and Expenses to Total
Economics

TPG SPECIALTY LENDING

Reconciliation of Certain Non-GAAP Financial Measures – Ratio of Stockholder Fees and Expenses to Total Economics

($ in thousands, except per share amounts and where noted)

TICC	2012	2013	2014	2015	2016 (through Jun 30)	Cumulative
Net Increase in Net Assets Resulting from Operations (GAAP)	**$ 68,323**	**$ 58,945**	**$(3,348)**	**$(66,134)**	**$ 31,150**	**$ 88,936**
Stockholder Fees & Expenses:						
Compensation expense (GAAP)	$ 1,183	$ 1,648	$ 1,861	$ 1,159	$ 420	$ 6,270
Investment advisory fees (GAAP)	11,223	19,096	21,150	19,770	6,117	77,357
Professional fees (GAAP)	1,874	1,996	2,150	5,691	3,208	14,918
Insurance (GAAP) [1]	69	69	69	69	-	275
Directors' Fees (GAAP) [1]	261	323	317	515	-	1,415
Transfer agent and custodian fees (GAAP) [1]	129	229	284	333	-	975
General and administrative (GAAP)	1,028	1,590	1,398	1,340	1,690	7,046
Net investment income incentive fees (GAAP)	5,460	6,581	5,604	(930)	1,244	7,958
Capital gains incentive fees (GAAP)	5,509	(1,192)	(3,873)	0	-	444
Total Stockholder Fees & Expenses	**26,735**	**30,339**	**28,959**	**27,946**	**12,679**	**126,657**
Economic Profit (Net Increase in Net Assets Resulting from Operations + Total Stockholder Fees & Expenses)	**$ 95,058**	**$ 89,284**	**$ 25,611**	**$ (38,188)**	**$ 43,829**	**$ 247,044**
TICC NAV Per Share 12/31/2011 (Released 03/15/2012)						$ 9.30
TICC Share Price 03/16/2012						10.09
Premium / (Discount) to NAV 03/16/2012						9 %
Shares Outstanding (millions) (as of 3/16/2012)						37
TICC NAV Per Share 6/30/16 (Released 8/4/2016)						$ 6.54
TICC Share Price 8/4/2016						5.70
Premium / (Discount) to NAV 8/4/2016						(13)%
Shares Outstanding (millions) (as of 8/4/2016)						51
Change in Premium / (Discount) to NAV						(21)%
Stockholder Value Gained / (Lost) due to Change in Premium / (Disc.) to Average NAV						**$(72,785)**
Total Economics (Economic Profit + Stockholder Value Gained / (Lost) due to Change in Premium / (Disc.) to Average NAV)						**$ 142,808**
Ratio of Total Stockholder Fees & Expenses to Total Economics						**89 %**

(1) *For 1H 2016, directors' fees, insurance, and transfer agent and custodian fees, which are separately reported annually but not quarterly, were included in "General and administrative."*